                                EVERGREEN
                            GLOBAL REAL ESTATE
                               EQUITY FUND

(Photos of money, a globe, and flags waving in the wind appear on this page)

                             1995 ANNUAL REPORT

                             (EVERGREEN TREE LOGO)
                                   EVERGREEN
                                     FUNDS

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
                               TABLE OF CONTENTS


                                                  A Review of the Past Year
                                                  and Prospects for the Future..............................................     1
(Photo of a globe)        EVERGREEN GLOBAL REAL   A Report From Your Portfolio Manager......................................     3
                            ESTATE EQUITY FUND    Results to Date...........................................................     5
                                                  Statement of Investments..................................................     6
                                                  Statement of Assets and Liabilities -- October 31, 1995...................    10
                                                  Statement of Assets and Liabilities -- September 30, 1995.................    11
                                                  Statement of Operations...................................................    12
                                                  Statement of Changes in Net Assets........................................    13
                                                  Financial Highlights......................................................    14
                                                  Notes to Financial Statements.............................................    16
                                                  Report of Independent Accountants --
                                                  Price Waterhouse LLP......................................................    20
                                                  Trustees and Officers.....................................................   IBC

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
A REVIEW OF THE PAST YEAR
AND PROSPECTS FOR THE FUTURE
BY STEPHEN A. LIEBER, CHAIRMAN OF
EVERGREEN ASSET MANAGEMENT CORP.
   In projecting the outlook for the United States
economy in the final months of 1995, one central fact    (Photo of Stephen
dominates the discussion; inflation is being held to        A. Lieber)
the very low single digits. For a nation which has
for over twenty-five years, been
preoccupied in all economic forecasting with apprehension over the outlook for inflation, this is a period of remarkable calm. Instead of concerns over inflation, the dominant anxiety with which investors look to the future, is now that of the price level of securities; stocks and bonds. That price level, however, is a reflection of changing perceptions of the inflation risk. Comparison of inflation rates, interest rates, and equity valuation, at the beginning of the long-bull market which began in the summer of 1982, clarifies these points. The inflation rate fell from 7.2% in the second quarter of 1982, to 2.5% in the third quarter of 1995. Thirty-year U.S. Treasury Bond yields fell from 12.97% to 6.52%, and 90-day U.S. Treasury Bill rates from 11.91% to 5.31%, while price/earnings ratios have risen (on the S&P 500 Stock Index) from 7.8 times to 16.6 times. Clearly, both bonds and stocks are worth more in this environment of lowered inflation and reduced inflationary expectations.
   Thus far, in 1995, the hoped for "soft landing" of the economy into a slower, non-inflationary expansion has been achieved. The issue of its future course is, however, open to analysis and debate. There can be little debate over today's cautious policies. There is a broad acceptance of the need to sustain low leverage financial policies; minimizing the build-up of debt by both government and industry, accelerating productivity gains, and economizing resources. This is not only an anti-inflationary mentality, but it is also a conservative, counter-expansionary economic growth policy. Politicians are prouder of cut-backs than of expansion in public services. Businessmen boast of "re-engineering" which results in lay-offs, rather than of hiring. When new facilities are built, they are described as enhancers of productivity, not just as producers of products or services. Business and labor alike think of their pricing as competing in the world market. Industry wants to sell in the world markets, and labor does not want to be outpriced by alternative manufacturing sources in low labor cost countries. These policies push productivity, price-restraint, and wage-restraint.
   Policies of restraint, evident in so many sectors of the economy, lead some observers to apprehensions that they will be over-done. If consumer demand slows and business inventories build, it is argued, then a cycle of manufacturing cutbacks will lead to accelerating lay-offs and another recessionary period. The counter-argument holds that there are enough dynamic growth potentials on the horizon for consumer products and services, and for increasing exports, so that this negative prediction will not be realized. This positive point of view looks to the increasing demand for American products, particularly technologically sophisticated consumer and capital goods products, and the output of our multi-national corporations which sell products in developing countries to accelerate demand for our exports. It holds that the rapid technological change, notably in electronics and communications, is bringing enough new demand from both the industrial and the consumer sectors to act as the catalyst for overall consumer and industrial goods demand growth.
   Whether the "soft landing" scenario continues in the next few months, and the economy shows modest expansion, or a slowdown begins to emerge, the likelihood is that inflation will remain under control. This provides for a continuing pattern of the recently lowered interest rate levels. Whether long-term and short-term interest rates move significantly lower than today's 6.3%, 30-year U.S. Treasury Bonds, and 5.5%, 1-year U. S. Treasury Bills, depends not only on the strengthening or weakening of the domestic economy, but also on the comparative interest rates being paid by other major industrial nations, and the stability of the dollar. Our interest rates must be in equilibrium with others, when adjusted for their inflation rates and the value of our currency. Presently, the trends in
                                                                               1

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
A REVIEW OF THE PAST YEAR AND
PROSPECTS FOR THE FUTURE -- (CONTINUED)
the major industrial countries, Germany and Japan, suggest continued slower growth than that recently experienced by the American economy, with prospective declining inflationary trends. This should enable the United States Federal Reserve to retain sufficient flexibility, so that rates can be brought down if the economy slows too rapidly and, thus, to sustain our economic strength without being externally pressured toward unreasonably high interest rates.
   We believe that the general level of valuation of both stocks and bonds is likely to be sustained. Individual equity issues will, of course, reflect prevailing business conditions. Emphasis in owning equities, we believe, should be on powerful business franchises, companies with both leadership and dynamic growth characteristics, providing vital services or products. On average, the level of equities valuation is in line with current interest rate trends, but, it is apparent that large sectors of the market are priced on highly optimistic growth expectations. These sectors and issues are subject to quick and major downward revaluation to the extent that their businesses fail to show strong evidence of continued high growth rates. As the economy remains slower than over the past two years, it will evidently be more difficult to show extraordinary growth rates. Therefore, we anticipate a renewed interest in those businesses which are undervalued in terms of their growth potential, especially those beginning, or, in process of, programs for profit margin improvement and profits growth.
   We continue to believe that the merger and acquisition trend will continue, as larger companies seek to capitalize on opportunities for economies of scale and synergies through mergers and acquisitions. This movement, already strong, is expected to broaden as a deregulatory atmosphere continues to develop through new legislative initiatives.
   In summary, we anticipate an environment where careful selection of equities and careful analysis of current economic trends in fixed income investing will combine to sustain rewarding long-term investment programs.
2

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

(Photo of globe)

A REPORT FROM YOUR
PORTFOLIO MANAGER
SAMUEL A. LIEBER
   Evergreen Global Real Estate Equity Fund's fiscal year-end
has changed from September 30 to October 31. This change was     (Photo of
made so that the Fund's fiscal year-end would coincide with   Samuel A. Lieber)
those of Evergreen's other International/Global Funds. This report will cover the periods through both of the fiscal year-ends.
   For the twelve-month period through September 30, 1995, only
U.S. real estate investment trusts (REITs), +10%, and Australian property trusts, +1%, posted positive returns. The first nine months of 1995 saw property shares in Japan, Australia, and the U.K. barely positive, while in the U.S., property shares were up
10.5%, and in Hong Kong
they were up 24.8%. However, during the first calendar quarter of 1995 and the last two months of the fiscal year, the Fund underperformed the overall global index largely because we had a relatively low proportion invested in Hong Kong, the only property share market which performed strongly during these periods, (+12% and +14%, respectively). Even though Hong Kong typically constitutes between just 0.7% (GDP-weighted) and 1.8% (stock market capitalization-weighted) of most global multi-industry stock indices, the major global property share indices currently place a 40% to 43% weighting in Hong Kong*. During the year, the Fund's investment in Hong Kong varied between 3% and 5% of net assets. In this context, when Hong Kong outperforms other real estate share markets, the Fund may underperform as it had during these periods. Conversely, when Hong Kong underperforms, the Fund may outperform. (For additional Fund performance information, please see page five.) As you will see from our portfolio weightings, no country outside of the U.S. represents more than 10% of the Fund. We would not expect any one country, aside from the U.S., to represent more than 20%, as we are committed to a broadly diversified investment policy as opposed to placing large concentrated bets. The table below illustrates the investment diversification by country, as a percent of total equity investments.

                              OCTOBER 31, 1995    SEPTEMBER 30, 1995
            United States            35.3%                35.5%
            Japan                     9.8                  9.6
            Philippines               9.0                  9.6
            France                    7.5                  7.3
            Germany                   7.1                  7.0
            Thailand                  4.3                  4.4
            Spain                     4.2                  4.4
            Hong Kong                 3.4                  3.2
            United Kingdom            3.1                  3.1
            Denmark                   2.9                  2.6
            Argentina                 2.5                  2.7
            Malaysia                  1.9                  2.1
            Singapore                 1.8                  1.7
            Mexico                    1.6                  2.0
            Belgium                   1.4                  1.4
            South Korea               1.4                  1.3
            Indonesia                 1.1                   .8
            Taiwan                     .6                   .6
            Canada                     .6                   .6
            Norway                     .4                   --
            Australia                  .1                   .1
                                    100.0%               100.0%

FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THIS FUND MAY NOT BE SUITABLE FOR ALL INVESTORS DUE TO CERTAIN RISKS INHERENT IN INTERNATIONAL INVESTING, SUCH AS CURRENCY FLUCTUATIONS
AND POLITICAL INSTABILITY.
* MSCI WORLD REAL ESTATE INDEX AND MSCI GLOBAL REAL ESTATE INDEX,
  RESPECTIVELY.                                                            11/95
                                                                               3

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Photo of Globe)

   Although we expect continued volatility in several countries over the next one or two quarters, we anticipate that the property share price corrections which, for the most part, began in January and February of 1994, are almost over.
   Despite difficult market conditions abroad, the Fund has benefited from several strong stock performances in the U.S., the Philippines and England. During the preceding 12 months, as values rose for modern offices in London's West End, Greycoat's share price rose 26%. In Manila, Megaworld's shares rose 67% as its new office and apartment developments were well received, while SM Prime's stock rose 38% as its shopping malls performed well. In the U.S., Continental Homes rose 36% despite the decline of homebuilding shares in the Fall of 1994. We have also seen positive returns in purchases such as Filinvest Land (Philippines), +75% from purchase in March, and U.S. Homes, +40% since its initial purchase in February.
   The Fund's recent strategy has been to increase its weighting into those markets of Europe which we believe to be underdeveloped, by shifting investments from the U.S. where we have enjoyed superior performance. In light of current property share valuations, the pace of various economic and real estate cycles, the direction of global liquidity flows, and relative stock market performance, we believe that European property share markets should start to outperform during the next year, perhaps even beginning this quarter. Selectively, certain Asian markets soon may also start to perform better after enduring a correction during the previous twenty-two months. Japan is a bigger question, with regard to the long-term performance prospects that are dependent upon the country's banking situation being adequately resolved. The U.S. market has generally been strong for property shares, and as long as interest rates remain at current levels or trend lower, we are very comfortable with the prospects for excellent returns over the next couple of quarters.
   We believe that global real estate values and share prices will continue to improve, aided by lower interest rates in the U.S. and abroad, as well as by the much delayed economic recovery in Europe and Japan where historically high unemployment and high real interest rates have depressed both rents and real estate prices not only to levels well below the peak of the 1980s, but even below long-term historic trends. In this context, we have recently identified and analyzed several new investment opportunities which should do well, even if only a modest recovery ensues. Economic growth in Southeast Asia will continue to be a major force, as the combination of growing populations, rising standards of living and pro-business governments will continue to drive economic growth and, hence, enhance the demand for real estate. The Fund will continue to position its holdings in an effort to benefit from this growth.
   October 1995 was characterized by the same international trends as September. Stock markets were generally flat to negative in Europe, and moved progressively downward in the emerging markets of Latin America and Southeast Asia. Japan was flat, while REIT shares in the U.S. showed a noticeable decline from September highs.
   Major changes have been made in the portfolio subsequent to the October 31 year-end. We believe these changes have better positioned the Fund to benefit from the severely oversold conditions in the emerging market stock exchanges and the long-term trend of falling interest rates throughout much of the world. Positive results have already been seen during the latter weeks of November. We look forward to reporting to you on Evergreen Global Real Estate Equity Fund over the next six months.
4

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Photo of Globe)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
     The graphs below compare a $10,000 investment in the Evergreen Global Real Estate Equity Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the MSCI World, MSCI Global Real Estate and Wilshire Real Estate Indices ("Indices").

                              CLASS A
                    AVERAGE ANNUAL TOTAL RETURN
                        SINCE INCEPTION=-3.8%

(Class A Average Annual Total Return chart appears here, plot points are as follows)

                               2/10/95*     3/31/95       6/30/95       9/30/95      10/31/95

MSCI WORLD INDEX               10,000        10,598         11,003        11,571       11,371
MSCI GLOBAL REAL ESTATE INDEX  10,000        10,876         11,433        11,719       11,482
WILSHIRE REAL ESTATE INDEX     10,000        10,373         10,824        11,337       10,986
GLOBAL REAL ESTATE EQUITY FUND  9,525         8,910          9,891        10,074        9,625


                              CLASS B
                    AVERAGE ANNUAL TOTAL RETURN
                        SINCE INCEPTION=-4.2%

(Class B Average Annual Total Return chart appears here, plot points are as follows)

                               2/10/95*     3/31/95       6/30/95       9/30/95      10/31/95

MSCI WORLD INDEX               10,000        10,598         11,003        11,571       11,371
MSCI GLOBAL REAL ESTATE INDEX  10,000        10,876         11,433        11,719       11,482
WILSHIRE REAL ESTATE INDEX     10,000        10,373         10,824        11,337       10,986
GLOBAL REAL ESTATE EQUITY FUND 10,000         9,362         10,376        10,059        9,579


                              CLASS C
                    AVERAGE ANNUAL TOTAL RETURN
                        SINCE INCEPTION=-0.1%

(Class C Average Annual Total Return chart appears here, plot points are as follows)

                               2/10/95*     3/31/95       6/30/95       9/30/95      10/31/95

MSCI WORLD INDEX               10,000        10,598         11,003        11,571       11,371
MSCI GLOBAL REAL ESTATE INDEX  10,000        10,876         11,433        11,719       11,482
WILSHIRE REAL ESTATE INDEX     10,000        10,373         10,824        11,337       10,986
GLOBAL REAL ESTATE EQUITY FUND 10,000         9,370         10,385        10,469        9,987



                              CLASS Y
                    AVERAGE ANNUAL TOTAL RETURN
                            ONE YEAR=-9.7%
                            FIVE YEAR=8.3%
                        SINCE INCEPTION=3.8%

(Class Y Average Annual Total Return chart appears here, plot points are as follows)

                               2/1/89*      10/31/89      10/31/90      10/31/91      10/31/92    10/31/93   10/31/94    10/31/95
MSCI WORLD INDEX               10,000        10,448          9,096        10,322        9,584      11,956      12,661      13,628
MSCI GLOBAL REAL ESTATE INDEX  10,000         9,389          6,837         7,727        6,667      10,234      10,688      10,144
WILSHIRE REAL ESTATE INDEX     10,000        10,204          6,509         7,702        8,179      10,442       9,792      10,778
GLOBAL REAL ESTATE EQUITY FUND 10,000         9,918          8,737         9,221        9,428      14,777      14,382      12,989



*Commencement of class operations.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on October 31, 1995; (c) all recurring fees (including investment advisory fees) net of fee waivers and reimbursements were deducted; and (d) all dividends and distributions were reinvested.
     The indices are unmanaged indices and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                               5

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Photo of Globe)
                            STATEMENT OF INVESTMENTS

                                                                   OCTOBER 31, 1995                 SEPTEMBER 30, 1995
                                                                                       % OF
                                                          SHARES        VALUE       NET ASSETS     SHARES        VALUE
      EQUITY SECURITIES#
      ARGENTINA
*     Inversiones Y Representaciones..................     273,437    $  574,160                    273,437    $  653,514
      Inversiones Y Representaciones GDS..............      47,500       997,500                     47,500     1,140,000
                                                                       1,571,660         2.6%                   1,793,514
      AUSTRALIA
      Walker Corp.....................................     153,589        52,647          .1%       244,000       105,109
      BELGIUM
      Bernheim-Comofi.................................       7,342       412,258                      7,342       415,797
      Immobiliere de Belgique.........................       6,000       429,164                      6,000       498,980
                                                                         841,422         1.4%                     914,777
      CANADA
      Monarch Development Corp........................      70,000       365,726          .6%        70,000       397,106
      DENMARK
      Thorkild Kristensen.............................      29,550     1,622,438                     29,550     1,679,280
*     Thorkild Kristensen Rights expiring
        11/15/95......................................      29,550       140,611                                       --
                                                                       1,763,049         2.9%                   1,679,280
      FRANCE
*     Simco Registered Shares.........................      11,000       888,530                     11,000       844,350
      Simco Registered New Ordinary Shares+...........         576        42,993                        576        44,213
      Societe Du Louvre...............................      51,078     1,514,552                     51,078     1,649,183
      Societe Financiere Interbail....................       8,000       508,783                      8,000       527,972
      Unibail.........................................      18,450     1,699,705                     18,450     1,693,451
                                                                       4,654,563         7.6%                   4,759,169
      GERMANY
      German City Estates N.V.........................     110,500     1,785,873                    110,500     1,857,897
      Kampa-Haus AG...................................      65,897     2,616,967                     65,897     2,743,787
                                                                       4,402,840         7.1%                   4,601,684
      HONG KONG
      CDL Hotels International Ltd....................   2,194,600       993,456                  2,194,600       993,456
      China Overseas Land &
        Investment Ltd................................   2,000,000       362,145                  2,000,000       367,319
      Hon Kwok Land
        Investment Co., Ltd...........................   2,452,560       745,440                  2,452,560       753,370
                                                                       2,101,041         3.4%                   2,114,145
      INDONESIA
*     P.T. Jakarta International
        Hotels and Development........................     500,000       688,023         1.1%       500,000       557,272

                                                              % OF
                                                            NET ASSETS


      EQUITY SECURITIES#
      ARGENTINA
*     Inversiones Y Representaciones..................
      Inversiones Y Representaciones GDS..............
                                                        2.6%
      AUSTRALIA
      Walker Corp.....................................  .2%

      BELGIUM
      Bernheim-Comofi.................................
      Immobiliere de Belgique.........................
                                                        1.3%
      CANADA
      Monarch Development Corp........................  .6%
      DENMARK
      Thorkild Kristensen.............................
*     Thorkild Kristensen Rights expiring
        11/15/95......................................
                                                        2.5%

      FRANCE
*     Simco Registered Shares.........................
      Simco Registered New Ordinary Shares+...........
      Societe Du Louvre...............................
      Societe Financiere Interbail....................
      Unibail.........................................
                                                                  7.0%


      GERMANY
      German City Estates N.V.........................
      Kampa-Haus AG...................................
                                                                  6.8%

      HONG KONG
      CDL Hotels International Ltd....................
      China Overseas Land &
        Investment Ltd................................
      Hon Kwok Land
        Investment Co., Ltd...........................
                                                                 3.1%

      INDONESIA
*     P.T. Jakarta International
        Hotels and Development........................            .8%

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Photo of Globe)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)

                                                                   OCTOBER 31, 1995                 SEPTEMBER 30, 1995
                                                                                       % OF
                                                          SHARES        VALUE       NET ASSETS     SHARES        VALUE
      JAPAN
      Chubu Sekiwa Real Estate, Ltd...................      22,000    $  290,337                     22,000    $  284,287
      Daibiru Corp....................................     127,000     1,297,168                    127,000     1,448,791
      Diamond City Co., Ltd...........................     190,000     1,132,998                    190,000     1,116,350
      Kansai Sekiwa Real Estate Co....................     121,000     2,010,851                    121,000     2,027,762
      Tachihi Enterprise Co., Ltd.....................      47,000     1,332,421                     47,000     1,409,217
                                                                       6,063,775         9.8%                   6,286,407
      MALAYSIA
      Asiatic Development Berhad......................     672,000       661,157                    672,000       724,968
      IOI Properties Berhad...........................     168,300       354,351                    168,300       479,039
*     IOI Properties Berhad Warrants
        expiring 5/18/98 @ MR2.75.....................      79,200       128,104                     79,200       161,584
                                                                       1,143,612         1.9%                   1,365,591
      MEXICO
*     Grupo Posadas, S.A. de C.V. A Shares............     930,000       293,684                    930,000       364,420
*     Grupo Posadas, S.A. de C.V. L Shares............   1,930,000       566,133                  1,930,000       741,144
*     Grupo Situr, S.A. de C.V. Class B...............     463,746       136,032                    463,746       199,891
                                                                         995,849         1.6%                   1,305,455
      NORWAY
      Steen + Strom...................................      15,200       234,334          .4%            --            --
      PHILIPPINES
*     Filinvest Land, Inc.............................   2,500,000       672,818                  2,500,000       805,987
*     Megaworld Properties and Holdings...............   4,199,590     2,098,988                  4,949,590     2,564,554
*     Robinson's Land Corp. Class B...................   5,961,000       882,347                  5,961,000       846,505
*     SM Prime Holdings, Inc..........................   7,075,000     1,904,277                  7,082,750     2,120,340
                                                                       5,558,430         9.0%                   6,337,386
      SINGAPORE
      Hotel Grand Central Ltd.........................   1,045,000     1,124,348         1.8%     1,045,200     1,153,010
      SOUTH KOREA
*     Chosun Brewery Co...............................      18,000       653,989                     18,000       642,020
*     Chosun Brewery Co. Ordinary New Shares..........       5,505       187,781                      5,505       186,319
                                                                         841,770         1.4%                     828,339
      SPAIN
*     Inmobilaria Urbis S.A...........................      80,000       388,022                     80,000       419,350
*     Sotogrande S.A..................................     439,993       868,775                    439,993     1,028,620
      Vallehermoso S.A................................      80,000     1,294,498                     80,000     1,410,775
                                                                       2,551,295         4.1%                   2,858,745

      JAPAN
      Chubu Sekiwa Real Estate, Ltd...................
      Daibiru Corp....................................
      Diamond City Co., Ltd...........................
      Kansai Sekiwa Real Estate Co....................
      Tachihi Enterprise Co., Ltd.....................
                                                         9.3%
      MALAYSIA
      Asiatic Development Berhad......................
      IOI Properties Berhad...........................
*     IOI Properties Berhad Warrants
        expiring 5/18/98 @ MR2.75.....................
                                                         2.0%
      MEXICO
*     Grupo Posadas, S.A. de C.V. A Shares............
*     Grupo Posadas, S.A. de C.V. L Shares............
*     Grupo Situr, S.A. de C.V. Class B...............
                                                         1.9%

      NORWAY
      Steen + Strom...................................   9.3%
      PHILIPPINES
*     Filinvest Land, Inc.............................
*     Megaworld Properties and Holdings...............
*     Robinson's Land Corp. Class B...................
*     SM Prime Holdings, Inc..........................
                                                         1.7%
      SINGAPORE
      Hotel Grand Central Ltd.........................   1.2%
      SOUTH KOREA
*     Chosun Brewery Co...............................
*     Chosun Brewery Co. Ordinary New Shares..........

      SPAIN
*     Inmobilaria Urbis S.A...........................
*     Sotogrande S.A..................................
      Vallehermoso S.A................................
                                                         4.2%

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Photo of Globe)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)

                                                                   OCTOBER 31, 1995                 SEPTEMBER 30, 1995
                                                                                       % OF                               % OF
                                                          SHARES       VALUE      NET ASSETS      SHARES        VALUE   NET ASSETS
       TAIWAN
*     Tuntex Distinct Corp. GDS.......................      61,513    $  384,456       .6%        51,261    $  384,458      .6%
      THAILAND
      Hemeraj Land and Development
        Public Co., Ltd...............................     123,700       535,796                 123,700       532,361
      MK Real Estate Development
        Public Co., Ltd...............................     155,600       414,274                 155,600       465,033
      Property Perfect Co., Ltd.......................      45,400       351,798                  45,400       434,190
      Saha Pathana Inter-Holdings Co..................     400,000       739,122                 400,000       769,078
*     Sammakorn Co., Ltd..............................     214,400       630,463                 214,400       679,211
                                                                       2,671,453      4.3%                   2,879,873     4.3%
      UNITED KINGDOM
      Capital and Regional Properties PLC.............      81,000       201,059                  81,000       207,331
      Ex-Lands PLC....................................     701,921       260,793                 701,921       227,356
      Greycoat PLC....................................     500,000     1,083,004                 500,000     1,181,071
      Hemingway Properties PLC........................   1,000,000       355,731               1,000,000       398,957
*     Tops Estates PLC Warrants, expiring 8/21/00 @
        (pounds sign)240.............................      100,000        14,229                 100,000        14,220
                                                                       1,914,816      3.1%                   2,028,935    3.0%
      UNITED STATES
*     Alexander's, Inc................................      46,900     2,931,250                  46,900     2,825,725
      Chelsea GCA Realty, Inc.........................      48,000     1,332,000                  48,000     1,434,000
      Chicago Dock & Canal Trust......................      30,000       326,250                  30,000       363,750
      Continental Homes Holding Corp..................     199,700     4,093,850                 199,700     4,193,700
      Crown American Realty Trust.....................          --            --                  40,000       330,000
      Engle Homes, Inc................................          --            --                  54,700       478,625
      Evans Withycombe Residential, Inc...............      30,000       566,250                  30,000       607,500
      Gables Residential Trust........................      64,000     1,376,000                  64,000     1,440,000
      HGI Realty, Inc.................................     196,816     4,354,554                 196,816     4,723,584
      Kranzco Realty Trust............................      32,100       489,525                  32,100       541,688
*     M/I Schottenstein Homes, Inc....................      95,800     1,137,625                  95,800       981,950
*     Presley Companies...............................     258,100       483,938                 258,100       516,200
*     Southern Energy Homes, Inc......................      42,500       626,875                  42,500       674,688
      Standard Pacific Corp...........................      81,400       529,100                  90,000       630,000
      Storage Equities, Inc...........................      25,000       459,375                  25,000       465,625
*     Sunstone Hotel Investors, Inc...................      15,000       135,000                  15,000       144,375
      Tanger Factory Outlet Centers Inc...............      34,000       799,000                  34,000       845,750
      Tucker Properties Corp..........................      43,100       398,675                  43,100       479,487
*     U.S. Home Corp..................................      13,800       370,875                  13,800       345,000
*     U.S. Home Corp. Warrants, expiring
        6/22/98 @ $20.................................      39,000       394,875                  39,000       346,125
*     Washington Homes, Inc...........................     180,200       968,574                 180,200       901,000
                                                                      21,773,591     35.4%                  23,268,772   34.3%
      TOTAL EQUITY SECURITIES
        (COST $65,468,427 AND $66,542,981, RESPECTIVELY)..........    61,698,700    100.2%                  65,619,027   96.7%
      SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION
      Federal Farm Credit Bank
        5.70%, 10/20/95 (cost $199,398)...........................            --       --        200,000       199,398     .3%
      TOTAL INVESTMENTS
        (COST $65,468,427 AND $66,742,379, RESPECTIVELY)..........    61,698,700    100.2%                  65,818,425   97.0%

8

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Photo of Globe)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)

                                                             OCTOBER 31, 1995                          SEPTEMBER 30, 1995
                                                                                  % OF                                       OF %
                                                   QUANTITY        VALUE       NET ASSETS     QUANTITY        VALUE       NET ASSETS
      FOREIGN CURRENCIES
      Australian Dollar.................   AUD        16,581    $    12,630                      16,540    $    12,500
      Belgian Franc.....................   BEL           272              9                   1,322,951         44,998
      British Pound.....................   GBP           719          1,137                         717          1,133
      Canadian Dollar...................   CAD         5,683          4,241                       5,676          4,223
      German Deutsche Mark..............   DEM        25,419         18,058                     109,959         76,949
      Danish Krone......................   DKK       150,769         27,593                      26,653          4,808
      French Franc......................   FRF            --             --                         730            148
      Hong Kong Dollar..................   HKD       347,039         44,885                     211,812         27,395
      Indonesian Rupiah.................   IDR    14,791,104          6,513                  14,791,104          6,529
      Italian Lira......................   ITL       168,942            106                     168,556            105
      Japanese Yen......................   JPY     3,057,361         29,888                   2,945,112         29,732
      Malaysian Ringgit.................   MYR         5,250          2,066                          --             --
      Netherlands Guilder...............   NLG            45             29                          45             28
      Philippine Peso...................   PHP            --             --                      45,000          1,727
      South Korean Won..................   KRW     2,975,055          3,888                   2,975,055          3,873
      Spanish Peseta....................   ESP            --             --                       2,650             21
      Swiss Franc.......................   CHF         4,853          4,275                       4,852          4,197
      TOTAL FOREIGN CURRENCIES
        (COST $159,636 AND $225,127
        RESPECTIVELY).........................                      155,318          .2%                       218,366          .3%
      TOTAL INVESTMENTS AND FOREIGN CURRENCIES
        (COST $65,628,063 AND $66,967,506,
        RESPECTIVELY).........................                   61,854,018       100.4%                    66,036,791        97.3%
      OTHER ASSETS AND LIABILITIES -- NET.....                     (258,417)       (.4)%                     1,809,872         2.7%
      NET ASSETS..............................                  $61,595,601       100.0%                   $67,846,663       100.0%
      *Non-income producing security.
      ADS -- American Depository Shares.
      GDS -- Global Depository Shares.
+     Valued at Fair Value as determined in good faith by the Fund's Trustees.
#     Represents common stock investments unless otherwise indicated.
      The percentage of Net Assets in each type of security is as follows:

                                                                          OCTOBER 31,                                 SEPTEMBER 30,
                                                                             1995                                         1995
      Common Stock.....................................                       82.5%                                        78.6%
      Real Estate Investment Trusts                                           16.6                                         17.3
      Warrants.........................................                         .9                                           .8
      Rights...........................................                         .2                                       --
      Total Equity Securities..........................                      100.2%                                        96.7%

See accompanying notes to financial statements.
                                                                               9

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Photo of Globe)
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1995

ASSETS:
   Investments at value (identified cost $65,468,427).............................................................  $61,698,700
   Foreign currencies (identified cost $159,636)..................................................................      155,318
   Cash...........................................................................................................       92,658
   Receivable for investment securities sold......................................................................      867,263
   Dividends receivable...........................................................................................      137,784
   Prepaid expenses...............................................................................................       62,078
   Due from Adviser...............................................................................................       16,079
   Receivable for Fund shares sold................................................................................        7,102
         Total assets.............................................................................................   63,036,982
LIABILITIES:
   Loan payable...................................................................................................    1,050,000
   Accrued expenses...............................................................................................      181,391
   Payable for Fund shares repurchased............................................................................      154,540
   Accrued advisory fee...........................................................................................       55,450
         Total liabilities........................................................................................    1,441,381
NET ASSETS........................................................................................................  $61,595,601
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $72,866,292
   Accumulated net investment loss................................................................................      (13,834)
   Accumulated net realized loss on investments...................................................................   (7,486,808)
   Net unrealized depreciation of investments and foreign currencies..............................................   (3,770,049)
         Net assets...............................................................................................  $61,595,601
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($74,376 (divided sign) 6,423 shares of beneficial interest outstanding)........................  $     11.58
   Sales charge -- 4.75% of offering price........................................................................          .58
         Maximum offering price...................................................................................  $     12.16
   Class B Shares ($99,964 (divided sign) 8,669 shares of beneficial interest outstanding)........................  $     11.53
   Class C Shares ($3,643 (divided sign) 316 shares of beneficial interest outstanding)...........................  $     11.53
   Class Y Shares ($61,417,618 (divided sign) 5,299,937 shares of beneficial interest outstanding)................  $     11.59

See accompanying notes to financial statements.
10

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Photo of Globe)
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1995

ASSETS:
   Investments at value (identified cost $66,742,379).............................................................  $65,818,425
   Foreign currencies (identified cost $225,127)..................................................................      218,366
   Cash...........................................................................................................       37,842
   Receivable for securities sold.................................................................................    1,632,998
   Dividends receivable...........................................................................................      355,927
   Prepaid expenses...............................................................................................       54,411
   Receivable for Fund shares sold................................................................................        7,878
   Due from Adviser...............................................................................................        7,610
         Total assets.............................................................................................   68,133,457
LIABILITIES:
   Accrued expenses...............................................................................................      157,254
   Payable for Fund shares repurchased............................................................................       71,269
   Accrued advisory fee...........................................................................................       58,271
         Total liabilities........................................................................................      286,794
NET ASSETS........................................................................................................  $67,846,663
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $76,237,050
   Accumulated net investment loss................................................................................       (3,145)
   Accumulated net realized loss on investments...................................................................   (7,458,401)
   Net unrealized depreciation of investments and foreign currencies..............................................     (928,841)
         Net assets...............................................................................................  $67,846,663
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($66,261 (divided sign) 5,467 shares of beneficial interest outstanding)........................  $     12.12
   Sales charge -- 4.75% of offering price........................................................................          .60
         Maximum offering price...................................................................................  $     12.72
   Class B Shares ($128,117 (divided sign) 10,608 shares of beneficial interest outstanding)......................  $     12.08
   Class C Shares ($6,811 (divided sign) 564 shares of beneficial interest outstanding)...........................  $     12.08
   Class Y Shares ($67,645,474 (divided sign) 5,577,508 shares of beneficial interest outstanding)................  $     12.13

See accompanying notes to financial statements.
                                                                              11

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Photo of Globe)
                            STATEMENT OF OPERATIONS

                                                                                                                    YEAR
                                                                                                   ONE MONTH       ENDED
                                                                                                     ENDED       SEPTEMBER
                                                                                                  OCTOBER 31,       30,
                                                                                                     1995           1995
INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $11,531 and $151,649, respectively)...........  $    25,809   $  2,111,770
   Interest.....................................................................................        2,391         71,946
         Total investment income................................................................       28,200      2,183,716
EXPENSES:
   Advisory fee.................................................................................       55,450        869,965
   Distribution and shareholder services fees...................................................          118            377
   Custodian fee................................................................................       12,260        173,710
   Transfer agent fee...........................................................................        7,873        120,410
   Professional fees............................................................................        7,900         79,132
   Registration and filing fees.................................................................        6,614         73,898
   Reports and notices to shareholders..........................................................        2,444         29,208
   Insurance....................................................................................        4,013         13,563
   Trustees' fees and expenses..................................................................          905         14,168
   Miscellaneous................................................................................        1,081          6,953
         Total operating expenses...............................................................       98,658      1,381,384
   Interest.....................................................................................        1,664         43,958
   Less: Expense reimbursements.................................................................       (8,469)       (39,432)
         Net expenses...........................................................................       91,853      1,385,910
Net investment income (loss)....................................................................      (63,653)       797,806
REALIZED AND UNREALIZED LOSS ON INVESTMENT
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized loss on investments.............................................................      (28,407)    (6,586,818)
   Net realized loss on foreign currency transactions...........................................       (1,146)        (4,859)
   Net change in unrealized depreciation of investments and foreign
      currencies................................................................................   (2,841,208)    (4,992,699)
Net loss on investment and foreign currency transactions........................................   (2,870,761)   (11,584,376)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............................................  $(2,934,414)  $(10,786,570)

See accompanying notes to financial statements.
12

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Photo of Globe)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                              ONE MONTH                     NINE MONTHS
                                                                                ENDED       YEAR ENDED         ENDED
                                                                             OCTOBER 31,   SEPTEMBER 30,   SEPTEMBER 30,
                                                                                1995           1995            1994
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)............................................  $   (63,653)  $     797,806   $     630,304
   Net realized loss on investments........................................      (28,407)     (6,586,818)       (188,620)
   Net realized loss on foreign currency transactions......................       (1,146)         (4,859)       (871,998)
   Net change in unrealized appreciation (depreciation) of investments and
      foreign currencies...................................................   (2,841,208)     (4,992,699)    (11,314,443)
   Net decrease in net assets resulting from operations....................   (2,934,414)    (10,786,570)    (11,744,757)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income -- Class Y shares.................................           --        (756,333)             --
   Net realized gains on investment transactions -- Class Y shares.........           --      (4,015,583)             --
         Total distributions to shareholders...............................           --      (4,771,916)             --
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...............................................      640,465      26,475,152     118,617,529
   Proceeds from reinvestment of distributions.............................           --       4,409,540              --
   Payment for shares redeemed.............................................   (3,957,113)    (79,773,201)   (120,751,853)
         Net decrease resulting from Fund share transactions...............   (3,316,648)    (48,888,509)     (2,134,324)
         Net decrease in net assets........................................   (6,251,062)    (64,446,995)    (13,879,081)
NET ASSETS:
   Beginning of period.....................................................   67,846,663     132,293,658     146,172,739
   End of period (includes accumulated net investment loss of $13,834,
      $3,145, and $304,243, respectively)..................................  $61,595,601   $  67,846,663   $ 132,293,658

See accompanying notes to financial statements.
                                                                              13

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Photo of Globe)
                              FINANCIAL HIGHLIGHTS

                                       CLASS A SHARES                          CLASS B SHARES                CLASS C SHARES
                               ONE MONTH       FEBRUARY 10, 1995*      ONE MONTH       FEBRUARY 8, 1995*       ONE MONTH
                                 ENDED              THROUGH              ENDED              THROUGH              ENDED
                           OCTOBER 31, 1995##  SEPTEMBER 30, 1995  OCTOBER 31, 1995##  SEPTEMBER 30, 1995  OCTOBER 31, 1995##
PER SHARE DATA:+
Net asset value, beginning
  of period................      $  12.12           $  11.46            $  12.08            $  11.44            $  12.08
Income (loss) from
  investment operations:
  Net investment income
    (loss).................          (.01)               .07                (.02)                .08                (.02)
  Net realized and
    unrealized gain (loss)
    on investments.........          (.53)               .59                (.53)                .56                (.53)
    Total income (loss)
      from investment
      operations...........          (.54)               .66                (.55)                .64                (.55)
Net asset value, end of
  period...................      $  11.58           $  12.12            $  11.53            $  12.08            $  11.53
TOTAL RETURN++.............        (4.5)%               5.8%              (4.6)%                5.6%              (4.6)%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of
  period...................      $ 74,376           $ 66,261            $ 99,964            $128,117              $3,643
Ratios to average net
  assets:(stacked crosses)**
  Operating expenses.......         1.73%              1.61%               2.44%               2.42%               2.37%
  Interest expense.........          .03%               .01%                .03%                .03%                .02%
  Net investment income
    (loss).................       (1.26)%               .98%             (1.98)%               1.38%             (1.94)%
Portfolio turnover rate#...            1%                28%                  1%                 28%                  1%
                              CLASS C SHARES
                             FEBRUARY 9, 1995*
                                  THROUGH
                             SEPTEMBER 30, 1995
                           <
PER SHARE DATA:+
Net asset value, beginning
  of period................        $11.43
Income (loss) from
  investment operations:
  Net investment income
    (loss).................           .06
  Net realized and
    unrealized gain (loss)
    on investments.........           .59
    Total income (loss)
      from investment
      operations...........           .65
Net asset value, end of
  period...................        $12.08
TOTAL RETURN++.............          5.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of
  period...................        $6,811
Ratios to average net
  assets:(stacked crosses)**
  Operating expenses.......         1.54%
  Interest expense.........          .01%
  Net investment income
    (loss).................          .86%
Portfolio turnover rate#...           28%

*        Commencement of class operations.
** Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily comparable to that of the Class Y shares, and are not necessarily indicative of future ratios.
+        Calculated based on average shares outstanding during the period.
++ Total return is calculated for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
# Portfolio turnover rate is calculated for the one month ended October 31, 1995 and the twelve months ended September 30, 1995.
##       The Fund changed its fiscal year-end from September 30 to October 31.
(Stacked Net of expense waivers and reimbursements. If the Fund had borne all crosses) expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                       CLASS A SHARES                          CLASS B SHARES                CLASS C SHARES
                               ONE MONTH       FEBRUARY 10, 1995*      ONE MONTH       FEBRUARY 8, 1995*       ONE MONTH
                                 ENDED              THROUGH              ENDED              THROUGH              ENDED
                            OCTOBER 31, 1995   SEPTEMBER 30, 1995   OCTOBER 31, 1995   SEPTEMBER 30, 1995   OCTOBER 31, 1995
      Expenses.............        46.90%             21.59%              31.39%              82.74%              570.26%
      Net investment
      loss.................       (46.44%)           (19.00%)            (30.94%)            (79.94%)            (569.83%)
                              CLASS C SHARES
                             FEBRUARY 9, 1995*
                                  THROUGH
                             SEPTEMBER 30, 1995
      Expenses.............         269.60%
      Net investment
      loss.................        (266.32%)

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Photo of Globe)
                              FINANCIAL HIGHLIGHTS

                                                                                           CLASS Y SHARES
                                                                                                                         YEAR
                                                                      ONE MONTH                        NINE MONTHS      ENDED
                                                                        ENDED         YEAR ENDED          ENDED        DECEMBER
                                                                     OCTOBER 31,     SEPTEMBER 30,    SEPTEMBER 30,      31,
                                                                       1995##            1995             1994#         1993##
PER SHARE DATA:
Net asset value, beginning of period..............................      $12.13           $13.81            $14.75         $9.86
Income (loss) from investment operations:
  Net investment income (loss)....................................        (.01)             .11               .07            --
  Net realized and unrealized gain (loss) on investments..........        (.53)           (1.17)            (1.01)         5.07
  Total income (loss) from investment operations..................        (.54)           (1.06)             (.94)         5.07
Less distributions to shareholders from:
  Net investment income...........................................          --             (.10)               --            --
  Net realized gains on investments...............................          --             (.52)               --          (.18)
    Total distributions...........................................          --             (.62)               --          (.18)
Net asset value, end of period....................................      $11.59           $12.13            $13.81        $14.75
TOTAL RETURN+.....................................................      (4.5)%           (7.7)%            (6.4)%         51.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted).................................................     $61,418          $67,645          $132,294      $146,173
Ratios to average net assets(Stacked crosses)
  Operating expenses..............................................       1.62%**          1.54%             1.46%**       1.56%
  Interest expense................................................        .03%             .05%              .08%**          --
  Net investment income (loss)....................................     (1.14)%**           .92%              .56%**        .03%
Portfolio turnover rate#..........................................          1%              28%               63%           88%

                                                                    YEAR ENDED
                                                                   DECEMBER 31,
                                                                      1992
PER SHARE DATA:
Net asset value, beginning of period..............................    $9.16
Income (loss) from investment operations:
  Net investment income (loss)....................................     (.01)
  Net realized and unrealized gain (loss) on investments..........      .94
  Total income (loss) from investment operations..................      .93
Less distributions to shareholders from:
  Net investment income...........................................       --
  Net realized gains on investments...............................     (.23)
    Total distributions...........................................     (.23)
Net asset value, end of period....................................    $9.86
TOTAL RETURN+.....................................................    10.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted).................................................   $8,618
Ratios to average net assets(Stacked crosses)
  Operating expenses..............................................    2.00%
  Interest expense................................................       --
  Net investment income (loss)....................................   (.10)%
Portfolio turnover rate#..........................................     245%

**        Annualized.
#         The Fund changed its fiscal year-end from December 31 to September 30.
##        The Fund changed its fiscal year-end from September 30 to October 31.
+ Total return is calculated for the periods indicated and is not annualized.
(Stacked Net of expense waivers and reimbursements. If the Fund had borne all crosses) expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                                                 YEAR ENDED
                                                                                                                DECEMBER 31,
                                                                                                              1993       1992
Expenses..................................................................................................     1.64%      3.72%
Net investment loss.......................................................................................    (.05)%    (1.82)%

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION
     The Evergreen Global Real Estate Equity Fund (the "Fund") is one of two portfolios of the Evergreen Real Estate Equity Trust, (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company.
NOTE 2 -- CHANGE IN FISCAL YEARS
     The Trustees approved a change in the Fund's fiscal year end from September 30 to October 31. Accordingly, these financial statements are both as of and for the fiscal year ended September 30, 1995 and as of and for the month ended October 31, 1995.
NOTE 3 -- SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.
     SECURITY VALUATION -- Portfolio securities that are listed on a securities exchange are valued at the last quoted sale price taken from the exchange where the security is primarily traded on the day the valuation is made. Securities listed on an exchange not traded on the valuation date are valued at the mean between the bid and asked price. Unlisted securities for which market quotations are readily available are valued at a price quoted by one or more brokers. Debt securities (other than short-term obligations) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the market value of such securities. Other securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees. Short-term obligations are stated at amortized cost which approximates market value.
     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis.
     INVESTMENT INCOME AND EXPENSES -- Dividend income and other distributions are recorded on the ex-dividend date. Interest income and expenses are accrued daily.
     FOREIGN CURRENCY TRANSLATIONS -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities of the Fund denominated in foreign currencies are translated into U.S. dollar amounts daily at the mean of the buying and selling market rates for such currencies. Purchases and sales of foreign securities and income derived from foreign securities are converted at the prevailing rates of exchange on the respective dates of such transactions.
     Investment securities of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Net realized foreign exchange gains of $464,125 and $2,429, for the year ended September 30, 1995 and the month ended October 31, 1995, respectively, resulting from fluctuations in foreign exchange rates on securities sold, are reported as a component of net realized loss on investments. Foreign exchange gains or losses from sales of holdings of foreign currencies are reported as the net realized gain or loss on foreign currency transactions.
     FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date in order to hedge its exposure to changes in foreign currency exchange rates. Forward currency contracts are valued daily at the prevailing rates of contracts of the same maturity. Gains and losses on forward currency contracts are reported as realized or unrealized gains or losses on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
16

                         NOTES TO FINANCIAL STATEMENTS
NOTE 3 -- SIGNIFICANT ACCOUNTING POLICIES -- continued
     INCOME TAXES -- It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net income and net realized capital gains to its shareholders. Accordingly, no provisions for Federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Fund's policy not to distribute such gains. At October 31, 1995 the Fund had a net capital loss carryover of $7,373,102 which expires in fiscal year ended October 31, 2003.
     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-distribution date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from the amounts available for distribution under generally accepted accounting principles. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. As of September 30, 1995 and October 31, 1995, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

                                                                                 ACCUMULATED
                                                                ACCUMULATED          NET
                                                               NET INVESTMENT     REALIZED
                                                                    LOSS            LOSS
SEPTEMBER 30................................................      $259,625        $ (37,558)
OCTOBER 31..................................................        52,964            1,146

     ALLOCATION OF EXPENSES -- Expenses specifically identifiable to a class of shares are charged to that class. Other expenses common to the Fund or the Trust as a whole, are primarily allocated to the Funds in the Trust or to the classes in the Fund in proportion to net assets.
     OTHER -- The Fund owns shares of real estate investment trusts which report information on the source of their distributions annually. A portion of their distributions received during the year is estimated to be a return of capital and is recorded as a reduction of their cost. After the information regarding the source of distributions is received by the Fund, these return of capital estimates may be adjusted with a corresponding adjustment to dividend income and/or net realized gains or losses.
NOTE 4 -- ADVISORY FEE AND RELATED PARTY TRANSACTIONS
     Evergreen Asset Management Corp. (the "Adviser"), a subsidiary of First Union National Bank of North Carolina ("First Union"), is the investment adviser to the Fund and also furnishes the Fund with administrative services. The Adviser is entitled to a fee, accrued daily and payable monthly, for the performance of its services at an annual rate of 1% of the daily net assets of the Fund. For the fiscal year ended September 30, 1995, and month ended October 31, 1995, the Adviser voluntarily reimbursed Class A, Class B and Class C shares for certain class specific expenses in the amount of $39,432, and $8,469, respectively. The Adviser may, at its discretion, revise or cease these voluntary expense reimbursements at any time.
     Total operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions, 12b-1 distribution and shareholder services fees, and extraordinary expenses are subject to the most restrictive of state expense limitations, as may be amended from time to time, under the rules and regulations of states where the Fund is authorized to sell its shares. If in any fiscal year such operating expenses exceed the most restrictive limitation then in effect, the Adviser will reimburse the Fund for the amount of such excess. For the fiscal year ended September 30, 1995 or month ended October 31, 1995, the Fund's expenses did not exceed the most restrictive state limitation in effect.
     Lieber & Company, an affiliate of the Adviser is the investment sub-adviser to the Fund and also provides brokerage services with respect to substantially all security transactions of the Fund effected on the New York and American Stock Exchanges. For transactions executed during the fiscal year ended September 30, 1995 and month ended October 31, 1995,
                                                                              17

                         NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- ADVISORY FEE AND RELATED PARTY TRANSACTIONS -- continued
the Fund incurred brokerage commissions of $106,123 and $2,374, respectively, with Lieber & Company. Lieber & Company is reimbursed by the Adviser, at no additional expense to the Fund, for its cost of providing investment advisory services to the Adviser.
NOTE 5 -- DISTRIBUTION AND SHAREHOLDER SERVICES FEES
     The Fund has adopted for each of its Class A, Class B and Class C shares, a Distribution Plan (the "Plans") pursuant to Rule 12b-1 under the Act. Under the terms of the Plans, the Fund may incur distribution-related and shareholder servicing-related expenses which may not exceed, as a percentage of average daily net assets on an annual basis, .75 of 1% for Class A shares and 1% for both Class B and Class C shares. The payments under the Class A Plan will be voluntarily limited to .25 of 1%.
     In connection with the Plans, the Fund has entered into a distribution agreement with Evergreen Funds Distributor, Inc. ("EFD"), a subsidiary of Furman Selz Incorporated, whereby the Fund will compensate EFD for its services at a rate which may not exceed, as a percentage of average daily net assets on an annual basis, .25 of 1% for Class A shares and .75 of 1% for Class B and Class C shares. Such fees are accrued daily and paid monthly. The Agreement provides that EFD will use such fees to finance activities that promote the sale of Class A, Class B and Class C shares.
     A portion of the payments under the Class B and Class C Plans of up to .25 of 1% of average daily net assets may constitute a shareholder service fee. EFD has entered into a Shareholder Services Agreement with First Union Brokerage Services ("FUBS"), an affiliate of the Adviser, whereby the Fund will compensate FUBS for certain services provided to shareholders and/or for the maintenance of shareholders' accounts relating to the Fund's Class B and Class C shares. Such fees are accrued daily and paid monthly.
NOTE 6 -- PORTFOLIO TRANSACTIONS
     Cost of purchases and proceeds from sales of investments, other than short-term obligations, aggregated $26,027,014 and $76,204,955, respectively, for the year ended September 30, 1995 and $371,637 and $1,258,483, respectively, for the month ended October 31, 1995.
     The aggregate cost of investments owned at September 30, 1995 for federal income tax purposes is $66,858,415. Gross unrealized appreciation and depreciation of securities was $6,937,552 and $7,977,542, respectively, resulting in net unrealized depreciation of $1,039,990.
     The aggregate cost of investments owned at October 31, 1995 for federal income tax purposes is $65,595,151. Gross unrealized appreciation and depreciation of securities was $5,563,452 and $9,459,903, respectively, resulting in net unrealized depreciation of $3,896,451.
NOTE 7 -- FINANCING AGREEMENT
     The Fund has a financing agreement with its custodian State Street Bank and Trust Company (the "Bank"), which provides the Fund with a line of credit, in the aggregate amount of the lesser of $5,000,000 or 5% of the value of the Fund's net assets, to be accessed for temporary or emergency purposes. Borrowings under the line of credit bear interest at 1% above the Bank's cost of funds as set periodically by the Bank and are secured by securities pledged by the Fund. During the fiscal year ended September 30, 1995, and one month ended October 31, 1995, the Fund had borrowings outstanding for 157 and 12 days, respectively, under the line of credit and incurred $43,958 and $1,664, respectively, in interest charges related to these borrowings. The Fund's average amount of debt outstanding during the periods aggregated $1,572,261 and $283,871, respectively, at a weighted average interest rate of 6.44% and 6.81%, respectively. The Fund had no outstanding borrowings
18

                         NOTES TO FINANCIAL STATEMENTS
NOTE 7 -- FINANCING AGREEMENT -- continued at September 30, 1995. At October 31, 1995, the Fund had borrowings of $1,050,000 outstanding at an interest rate of 6.94%.
NOTE 8 -- SHARES OF BENEFICIAL INTEREST
     There is an unlimited number of $.001 par value shares of beneficial interest authorized, divided into four classes, designated Class A, Class B, Class C and Class Y shares. Class A shares are offered with a front-end sales charge of 4.75% which will be reduced on purchases in excess of $100,000. Class B shares are offered with a contingent deferred sales charge payable when shares are redeemed which would decline from 5% to zero over a seven-year period. Class C shares are offered with a 1% contingent deferred sales charge on shares redeemed during the first year of sale. Class Y shares are sold without a sales charge and are available only to certain investment advisory clients of First Union and its affiliates, institutional investors or Class Y shareholders of record of certain other funds managed by First Union or its affiliates as of December 30, 1994. All four classes of shares have identical voting, dividend, liquidation and other rights, except that certain classes bear different distribution expenses (see Note 5) and have exclusive voting rights with respect to their distribution plan.
     Transactions in shares of beneficial interest were as follows:

                                             ONE MONTH ENDED               YEAR ENDED*                 NINE MONTHS ENDED
                                            OCTOBER 31, 1995            SEPTEMBER 30, 1995            SEPTEMBER 30, 1994
                                          Shares       Amount         SHARES         AMOUNT         SHARES         AMOUNT
CLASS A
Shares sold...........................        956    $    11,527        57,734    $    666,052            --               --
Shares redeemed.......................         --             --       (52,267)       (620,120)           --               --
  Net increase........................        956         11,527         5,467          45,932            --               --
CLASS B
Shares sold...........................        197          2,360        10,713         131,594            --               --
Shares redeemed.......................     (2,136)       (25,616)         (105)         (1,125)           --               --
  Net increase (decrease).............     (1,939)       (23,256)       10,608         130,469            --               --
CLASS C
Shares sold...........................         --             --         1,436          17,212            --               --
Shares redeemed.......................       (248)        (2,941)         (872)        (10,738)           --               --
  Net increase (decrease).............       (248)        (2,941)          564           6,474            --               --
CLASS Y
Shares sold...........................     52,172        626,578     2,134,163      25,660,294     8,233,761    $ 118,617,529
Shares issued on reinvestment of
  distributions.......................         --             --       368,999       4,409,540            --               --
Shares redeemed.......................   (329,743)    (3,928,556)   (6,508,126)    (79,141,218)   (8,561,147)    (120,751,853)
  Net decrease........................   (277,571)    (3,301,978)   (4,004,964)    (49,071,384)     (327,386)      (2,134,324)
Total net decrease resulting from Fund
  share transactions..................   (278,802)   $(3,316,648)   (3,988,325)   $(48,888,509)     (327,386)   $  (2,134,324)

     * For Class A, Class B and Class C Shares, the Fund Share transaction activity reflects the period February 10, 1995, February 8, 1995 and February 9, 1995, respectively (commencement of class operations) through September 30, 1995.
                                                                              19

                       REPORTS OF INDEPENDENT ACCOUNTANTS
TO THE TRUSTEES AND SHAREHOLDERS OF
  EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
     In our opinion, the accompanying Statements of Assets and Liabilities, including the Statements of Investments, and the related Statements of Operations and of Changes in Net Assets and the Financial Highlights present fairly, in all material respects, the financial position of Evergreen Global Real Estate Equity Fund (the "Fund"), one of the Evergreen Real Estate Equity Trust Portfolios, at October 31, 1995 and September 30, 1995, the results of its operations for the one month ended October 31, 1995 and for the year ended September 30, 1995, the changes in its net assets for the periods indicated, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 and September 30, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
November 29, 1995
20

                             TRUSTEES AND OFFICERS
                              TRUSTEES:
                              Mr. Laurence B. Ashkin
                              Mr. Foster Bam
                              Mr. James S. Howell, Chairman
                              Mr. Robert J. Jeffries
                              Mr. Gerald M. McDonnell
                              Mr. Thomas L. McVerry
                              Mr. William W. Pettit
                              Mr. Russell A. Salton, III M.D.
                              Mr. Michael S. Scofield
                              OFFICERS:
                              John J. Pileggi
                              President and Treasurer
                              Joan V. Fiore
                              Secretary
                              Sheryl Hirschfeld
                              Assistant Secretary
                              Donald E. Brostrom
                              Assistant Treasurer
                              Stephen W. St. Clair
                              Assistant Treasurer
             FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS (UNAUDITED)
     During the fiscal year ended September 30, 1995 the Fund, paid $1,060,087 of net long-term capital gain distributions.

 NOT        May lose value
 FDIC       No bank guarantee
INSURED

  Evergreen Funds Distributor, Inc.

                                                                      537243
                                                                       11/95